2Q & 1H 2020 Earnings Conference Call August 6, 2020

Safe Harbor Regarding Forward-Looking Statements Forward-Looking Statements This presentation contains certain estimates and forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates”, “guidance”, or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures, and financial results, as well as expected benefits from, the separation of Corteva from DuPont, are forward-looking statements. Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva's control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva's business, results of operations and financial condition. Some of the important factors that could cause Corteva's actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to successfully develop and commercialize Corteva's pipeline; (ii) effect of competition and consolidation in Corteva's industry; (iii) failure to obtain or maintain the necessary regulatory approvals for some Corteva's products; (iv) failure to enforce Corteva's intellectual property rights or defend against intellectual property claims asserted by others; (v) effect of competition from manufacturers of generic products; (vi) impact of Corteva's dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva's biotechnology and other agricultural products; (ix) effect of changes in agricultural and related policies of governments and international organizations; (x) effect of industrial espionage and other disruptions to Corteva's supply chain, information technology or network systems; (xi) competitor's establishment of an intermediary platform for distribution of Corteva's products; (xii) effect of volatility in Corteva's input costs; (xiii) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xiv) failure of Corteva's customers to pay their debts to Corteva, including customer financing programs; (xv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva, including failure to benefit from significant cost synergies; (xvi) risks related to the indemnification obligations of legacy EID liabilities in connection with the separation of Corteva; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) effect of compliance with environmental laws and requirements and adverse judgments on litigation; (xix) risks related to Corteva's global operations; (xx) effect of climate change and unpredictable seasonal and weather factors; (xxi) effect of counterfeit products; (xxii) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxiii) risks related to non-cash charges from impairment of goodwill or intangibles assets; (xxiv) risks related to COVID-19; (xxv) risks related to oil and commodity markets, and (xxvi) other risks related to Corteva’s Separation from DowDuPont. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement or other estimate, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement or other estimate, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K. 2

A Reminder About Non-GAAP Financial Measures and Pro Forma Financial Information Corteva Unaudited Pro Forma Financial Information In order to provide the most meaningful comparison of results of operations, supplemental unaudited pro forma financial information for the first quarter of 2019 has been included in this presentation. This presentation presents the pro forma results of Corteva, after giving effect to events that are (1) directly attributable to the merger of DuPont and Dow, debt retirement transactions related to paying off or retiring portions of Historical DuPont’s existing debt liabilities, and the separation and distribution to DowDuPont stockholders of all the outstanding shares of Corteva common stock; (2) factually supportable and (3) with respect to the pro forma statements of income, expected to have a continuing impact on the consolidated results. Refer to Corteva’s Form 10 registration statement filed on May 6, 2019, which can be found on the investors section of the Corteva website, for further details on the above transactions. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X, and are presented for informational purposes only, and do not purport to represent what the results of operations would have been had the above actually occurred on the dates indicated, nor do they purport to project the results of operations for any future period or as of any future date. Regulation G (Non-GAAP Financial Measures) This is earnings release includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures may include organic sales, organic growth (including by segment and region), operating EBITDA, pro forma operating EBITDA, operating EBITDA margin, pro forma operating EBITDA margin, operating earnings per share, pro forma operating earnings per share, base tax rate and pro forma base tax rate. Management uses these measures internally for planning and forecasting, including allocating resources and evaluating incentive compensation. Management believes that these non-GAAP measures reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year over year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these non-GAAP measures to U.S. GAAP are provided in the Selected Financial Information and Non-GAAP Measures starting on page A-6 of the Financial Statement Schedules. For first quarter 2019, these non-GAAP measures are being reconciled to a pro forma GAAP financial measure prepared and presented in accordance with Article 11 of Regulation S-X. Reconciliations for these non-GAAP measures to their most directly attributable U.S. GAAP measure are provided on slides 26 - 32 of this presentation. Corteva is not able to reconcile its forward-looking non-GAAP financial measures to their most comparable U.S. GAAP financial measures, as it is unable to predict with reasonable certainty items outside of the company’s control, such as Significant Items, without unreasonable effort. For Significant Items reported in the periods presented, refer to page A-9 of the Financial Statement Schedules. Beginning January 1, 2020, the company presents accelerated prepaid royalty amortization expense as a significant item. Accelerated prepaid royalty amortization represents the noncash charge associated with the recognition of upfront payments made to Monsanto in connection with the Company’s non-exclusive license in the United States and Canada for Monsanto's Genuity® Roundup Ready 2 Yield® Roundup Ready 2 Xtend® herbicide tolerance traits. During the five-year ramp-up period of Enlist E3TM, Corteva is expected to significantly reduce the volume of products with the Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits beginning in 2021, with expected minimal use of the trait platform after the completion of the ramp-up. Organic sales is defined as price and volume and excludes currency and portfolio impacts. Operating EBITDA is defined as earnings (i.e., income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating benefits, net and foreign exchange gains (losses), excluding the impact of significant items (including goodwill impairment charges). Non-operating benefits, net consists of non-operating pension and other post-employment benefit (OPEB) credits, tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense. Operating EBITDA margin is defined as Operating EBITDA as a percentage of net sales. Operating earnings per share are defined as "Earnings per common share from continuing operations - diluted" excluding the after-tax impact of significant items (including goodwill impairment charges), the after-tax impact of non-operating benefits, net, and the after-tax impact of amortization expense associated with intangible assets existing as of the Separation from DowDuPont. Although amortization of the Company's intangible assets is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets. Base tax rate is defined as the effective tax rate excluding the impacts of foreign exchange gains (losses), non-operating benefits, net, amortization of intangibles as of the Separation from DowDuPont, and significant items (including goodwill impairment charges). The first half of 2019 is on a pro forma basis as discussed above in the paragraph ‘Corteva Unaudited Pro Forma Financial Information’. 3

Keeping our organization resilient through crisis Employee Safety & Customer Support & Government & Community Diversity, Equity & Security Supply Resilience Outreach Inclusion Ensuring the health Keeping our supply Doing our part in the Challenging our and safety or our chain open and communities where organization to model global workforce supporting our we operate the highest standard customers remotely of respect for people Picture Delivering on our purpose with operational agility and cultural integrity 4

Keeping our priorities for shareholder value creation in focus

2Q 2020 Highlights

01 Instill a strong culture

- Taking action to accelerate our Diversity, Equity and Inclusion journey
- Launched our 2030 sustainability goals
- Executing on spending actions with $15 million delivered in first half

02 Drive disciplined capital allocation

- Issued $1 billion in long-term notes, 7x over-subscribed
- Acquired the stake of previously consolidated JV partner in Phytogen Seed Company
- Returned approximately $250 million to shareholders in 1H'20 through dividends and share repurchases(1)

03 Develop innovative solutions

- Scaled Enlist E3™ soybeans to 17% of our U.S. soybean portfolio
- Delivered $30 million in earnings improvement from new Crop Protection products, remain on track to deliver $100 million for full year

04 Attain best-in-class cost structure

- Realized merger cost synergies and productivity of ~$130 million for first half
- On track to deliver $230 million in merger cost synergies and productivity for full year

05 Deliver above-market growth

- Organic sales(2) up 5 percent overall with growth in every region
- Delivered 2 percent year-over-year price improvement in global corn seed products
- Increased U.S. soybean price despite market competitiveness

(1) Date of last share repurchase was March 10, 2020.
(2) Organic sales is a non-GAAP measures. See slide 3 for further discussion.

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Navigating choppy market backdrop and economic downturn Market driver Observed impact  Crisis has impacted demand for ethanol and meat Lower  U.S. ethanol production is running at approximately 85% of pre-COVID levels Commodity Demand  Lower demand is expected to build U.S. corn ending stock levels  Corn prices have declined 11 percent over the course of the planting season  Pandemic-related slowdown induced currency exchange rate volatility Currency  U.S. dollar strengthened relative to several key foreign currencies Volatility  Brazilian Real has weakened more than 30 percent to the U.S. dollar since January  China has purchased U.S. corn, wheat, and soybeans in first half Trade  Weaker currencies have made Latin America more competitive in export market Uncertainty  Monitoring China progress on Phase 1 requirements as possible tailwind Deterioration in key market drivers impacted first half momentum 6

1H 2020 Performance Highlights Net Sales Operating EBITDA(1), (2) Highlights $ in millions Reported net sales up 2% with organic $9.1B $9.0B $2,030 growth(2) in both segments Reported Op. EBITDA(2) 2% $1,970 Growth Earnings improved on strong volume Organic(2) 3% and price growth in Seed in all regions 5% (3) 1H'19 1H'20 1H'19 1H'20 Delivered approximately $130 million in merger-related synergies and Sales Growth by Segment Op. EBITDA Margin(2) productivity Seed Crop Protection Op. > 20 basis point margin Reported 6% Reported 4% EBITDA 22.2% improvement led by Margin(2) Seed segment Currency headwinds reduced earnings Organic(2) 8% Organic(2) 1% by approximately $110 million with pricing actions partially offsetting impact Focused execution delivered organic growth in both segments (1) Income from Continuing Ops after income taxes was $595 million and $1,047 million for the six months ended June 30, 2019 and 2020, respectively, a year-over-year growth of 76% (2) Organic sales, Operating EBITDA and Operating EBITDA Margin are non-GAAP measures. See slide 3 for further discussion. (3) First half 2019 is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X. 7

Perspectives on First Half Performance Momentum Challenges Global corn seed portfolio and new corn seed Currency devaluation, primarily in Europe technology launches, like Qrome® and Brazil Disciplined execution in U.S. soybean seed Lower corn planted acreage increase in North leading to price gains America than originally expected New Crop Protection product growth, Vessarya fungicide formulation challenge particularly Arylex and Rinskor herbicides requiring returns to rework volume Pricing actions in Latin America to partially Herbicide volume declines in North America offset currency devaluation and Latin America in 2Q’20 Cost synergy and productivity savings offset Traction on spending actions to offset continued cost of goods sold headwinds investment in growth Used positive momentum to overcome market and competitive challenges 8

2Q 2020 Highlights ($’s in millions, except EPS) 2Q 2019 2Q 2020 Change Net Sales $5,556 $5,191 (7)% GAAP Income from Continuing Operations After Income Taxes $483 $766 59% Operating EBITDA(1) $1,452 $1,236 (15)% Operating EBITDA Margin(1) 26.1% 23.8% ~(230) bps GAAP EPS from Continuing Operations $0.63 $1.01 60% Operating EPS(1) $1.42 $1.26 (11)% 2Q 2020 Net Sales Bridge ($ in millions) 2Q 2020 Operating EBITDA (1) Bridge ($ in millions) 5,556 1,452 1,236 5,191 Non- North Latin (1) Asia 2Q 2019 Price Production Other 2Q 2020 2Q 2019 (1) (1) EMEA (1) Portfolio Currency 2Q 2020 Portfolio Currency Volume Production America America Pacific Costs(2) Costs(3) Lower volumes on seasonal shifts and currency partially offset by synergies and productivity (1) Organic sales, Operating EBITDA, Operating EBITDA margin and Operating earnings per share are non-GAAP measures. See slide 3 for further discussion. (2) Production costs are net of synergies realized in the period. (3) Non-Production Costs includes costs such as selling, leveraged function costs and product development, net of synergies realized in the period. 9

Updated Full Year 2020 Guidance(1)

Net Sales

$ in billions



$13.8B
~$13.9 - $14.1B
FY'19
FY'20E

Sales Growth

Reported ~1-2% Organic(2) ~5-6%

Operating EBITDA(1)

$ in millions



$1,987
$1,900 - $2,000
FY'19 (3)
FY'20E

Op. EBITDA(2) vPY

Mid-point ~2%

~$400 million in currency headwinds for FY20E, FY19 includes ~$70 million in gains from divestitures

Operating EPS(2),(4)



$1.43
$1.25 – 1.45
FY'19 (3)
FY'20E

Operating EPS(2) vPY

Mid-point ~6%

Updating full year guidance to reflect focused 2H execution

(1) Guidance does not contemplate any further operational disruptions, significant changes in customers' demand or ability to pay, or further acceleration of currency impacts resulting from the COVID-19 pandemic.
(2) Organic Sales, Operating EBITDA and Operating EPS are non-GAAP measures. See slide 3 for further discussion.
(3) Full year 2019 information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.
(4) See appendix charts for detailed Operating EPS modeling assumptions

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Second Half 2020 Key Assumptions

2H'20 Growth

Organic Growth[1] 6 - 7%

- Growth largely due to Latin America Crop Protection volume and pricing
  - ~$80 million favorable shift in sales for 3Q'20 compared to prior year
- Headwind on North America 4Q seed deliveries given 2021 market uncertainty
- Crop Protection new product sales growth ~$150 million ex-currency[1] – on track for $250 million for FY2020

Currency

- ~$300 million EBITDA headwind, net of hedging
- Partial offset from pricing in Latin America

Cost Management

Synergies / Productivity

- 2H'20 synergies and productivity actions ~$100 million – FY2020 target of $230 million on track

Costs of Goods / SARD

- ~$50 million of remaining COGS headwinds expected to be incurred in 2H'20 - $150 million for FY20 on track
- SG&A and R&D expected to be up ~$20 million over prior year due to new product launch costs
- Driving spending reduction actions

Other Financial

Gains on Divestitures

- ~$70 million headwind on gains from divestitures in 4Q'19 not expected to recur

Cash Flow

- Focus on working capital improvements
- Capital expenditures ~$300 million for 2H'20 – FY2020 target of ~$500 million on track

(1) Organic sales is a non-GAAP measures. See slide 3 for further discussion.

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Net Sales Progression and Critical Second Half Actions

Net Sales by Region in Second Half[1]

Asia Pacific

- Execution on high-demand products, like Spinosyns insecticide and Rinskor™ herbicide
- Seasonal shift in seed sales in India due to early monsoon season

Europe, Middle East and Africa

- Continue to penetrate European markets with new Crop Protection technology, particularly Arylex™ herbicide and Isoclast™ insecticide
- Improve corn seed market share in South Africa


~10%
~15%
~40%
~35%
~40% of 2H(1)
Sales are
concentrated in
Latin America

Latin America

- 2H captures conclusion of the summer season in Brazil and start of safrinha
- Leverage advantaged portfolio in Brazil corn to execute on Safrinha season
- Vessarya™ fungicide rework, restocking in the channel and growth

North America[2]

- 4Q captures start of the 2021 season
- Secure orders and position product in North America to prepare for start of 2021 season
- Continue scaling of Enlist™ E3 soybean technology and Enlist™ herbicides

(1) Second half sales split by region based on 2019 actuals.
(2) North America is defined as United States and Canada.

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New and Differentiated Products Driving Growth

Seed

Qrome® Corn Seed

- First year of full launch in 2020
- Sales expanded to U.S. multi-channel brands & Canada Pioneer brands
- Corteva mix increased from 2% in 2019 to +20% in 1H 2020 in North America(1)
- Large contributor to 2% price increase in global corn seed for first half 2020



Net Sales
$ in millions
$70
~$700
2019
2020E

Enlist E3 Soybeans

- Expect Enlist™ E3 adoption >20% of U.S. acres in 2020; 17% of Corteva volumes
- Broadly licensed to the industry with over 120 licensees
- Greater confidence from growers on the use of Enlist™ herbicides



Net Sales
$ in millions
$30
~$200
2019
2020E

Crop Protection

New Products

- Arylex™ herbicide in cereals with novel technology and favorable environmental profile
- Rinskor™ rice herbicide solution for diverse use in multiple crops – U.S. EPA Green Chemistry Award Winner
- Isoclast™ new broad spectrum insecticide with novel chemistry
- Zorvec™ fungicide – new site and mode of action for consistency and control



Net Sales
$ in millions
$450
$750
~$1,000
2018
2019
2020E

Spinosyns Insecticide

- 7% growth globally through 1H 2020, net of currency
- Continued progress on capacity expansion investment
- Chewing segment of insecticide market expected to grow 3-5% in 2020



Net Sales
$ in millions
$680
~$750
2019
2020E

(1) North America is defined as United States and Canada.

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Focused execution in the second half 1 Maintain momentum 2 Adapt and respond  Strong start to corn seed invoicing and  More aggressive spending actions product deliveries in Latin America and North America  Flexible, agile supply chain  Retail strategy and Brevant launch   Seed harvest and availability, particularly New herbicide products (e.g., Arylex, TM Enlist Solo and Duo, and Rinskor) Enlist E3 soybeans  Drive continued growth in spinosyns and Isoclast insecticides Sustaining our momentum and responding with agility to changing conditions 14

2Q 2020 Regional Net Sales Highlights – Crop Protection

Global Net Sales



$1.9B
$1.7B
Q2'19
Q2'20

Reported
↓ 11%

Organic[1]
↓ 5%

Volume	Price	Currency	Portfolio
(7)%	2%	(5)%	(1)%

(1) Organic sales growth is a non-GAAP measure. See slide 3 for further discussion.
(2) North America is defined as U.S. and Canada.
(3) EMEA Is defined as Europe, Middle East and Africa.

North America[2]

Reported ↓3% Organic[1] ↓2%

	Q2 2019	Q2 2020
Net Sales ($MM)	$686	$663

Volume	Price	Currency	Portfolio
(3)%	1%	- %	(1)%

- Volume declines driven by competitive soybean herbicide market
- Pricing gains reflect timing of grower incentive discounts

EMEA[3]

Reported ↓4% Organic[1] ↑1%

	Q2 2019	Q2 2020
Net Sales ($MM)	$393	$379

Volume	Price	Currency	Portfolio
- %	1%	(4)%	(1)%

- Continued penetration of new products, including Rinskor™ herbicide, largely offset by strong early demand in Q1
- Unfavorable currency impact

Latin America

Reported ↓34% Organic[1] ↓20%

	Q2 2019	Q2 2020
Net Sales ($MM)	$466	$309

Volume	Price	Currency	Portfolio
(25)%	5%	(14)%	- %

- Lower volumes on Vessarya™ rework due to formulation issue and normalized start to season in Brazil in herbicides
- Currency impact from Brazilian Real partially offset by pricing

Asia Pacific

Reported ↓3% Organic[1] ↑3%

	Q2 2019	Q2 2020
Net Sales ($MM)	$312	$302

Volume	Price	Currency	Portfolio
4%	(1)%	(5)%	(1)%

- Volume growth due to strong start to monsoon season in India
- Ramp-up of new technology, including Spinetoram and Pyraxalt™ insecticides and Rinskor™ herbicide

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2Q 2020 Regional Net Sales Highlights – Seed

Global Net Sales



$3.7B
$3.5B
Q2'19
Q2'20

Reported
⬇ 4%

Organic(1)
⬇ 2%

Volume	Price	Currency	Portfolio
(3)%	1%	(2)%	- %

North America(2)

Reported ⬇ 6% | Organic(1) ⬇ 6%

	Q2 2019	Q2 2020
Net Sales ($MM)	$3,099	$2,903

Volume	Price	Currency	Portfolio
(6)%	- %	- %	- %

- Lower seed volume on 1Q deliveries
- New products, including Qrome®, and proprietary seed treatment driving price improvements, offset by higher sample seed

EMEA(3)

Reported ⬇ 4% | Organic(1) ⬆ 5%

	Q2 2019	Q2 2020
Net Sales ($MM)	$274	$264

Volume	Price	Currency	Portfolio
- %	5%	(9)%	- %

- Volume growth driven by route-to-market strategy, offset by shift to Q1 on early demand
- Pricing increases across all crops, partially offset by unfavorable currency impact

Latin America

Reported ⬆ 10% | Organic(1) ⬆ 27%

	Q2 2019	Q2 2020
Net Sales ($MM)	$187	$206

Volume	Price	Currency	Portfolio
25%	2%	(17)%	- %

- Volume growth on earlier summer deliveries in Brazil and strong demand in Argentina
- Unfavorable currency impact from Brazilian Real

Asia Pacific

Reported ⬆ 19% | Organic(1) ⬆ 27%

	Q2 2019	Q2 2020
Net Sales ($MM)	$139	$165

Volume	Price	Currency	Portfolio
18%	9%	(8)%	- %

- Market share gains and market penetration drove volume gains in corn in India
- Market share gains in rice

(1) Organic sales growth is a non-GAAP measure. See slide 3 for further discussion.
(2) North America is defined as U.S. and Canada.
(3) EMEA Is defined as Europe, Middle East and Africa.

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1H 2020 Regional Net Sales Highlights – Crop Protection

Global Net Sales



$3.3B
$3.2B
1H'19
1H'20

Reported ⬇ 4%

Organic(1) ⬆ 1%

Volume	Price	Currency	Portfolio
- %	1%	(4)%	(1)%

North America(2)

Reported ⬇ 2% Organic(1) ⬇ 1%

	1H 2019	1H 2020
Net Sales ($MM)	$1,165	$1,138

Volume	Price	Currency	Portfolio
- %	(1)%	- %	(1)%

- Volume flat as improved spring application season was offset by competitive herbicide market, coupled with early demand in 4Q'19
- Pricing reflects timing of grower incentive discount recognition

EMEA(3)

Reported ⬆ 1% Organic(1) ⬆ 6%

	1H 2019	1H 2020
Net Sales ($MM)	$953	$965

Volume	Price	Currency	Portfolio
5%	1%	(4)%	(1)%

- Continued penetration of new products, including Arylex™ and Rinskor™ herbicides
- Unfavorable currency impact

Latin America

Reported ⬇ 19% Organic(1) ⬇ 6%

	1H 2019	1H 2020
Net Sales ($MM)	$653	$527

Volume	Price	Currency	Portfolio
(11)%	5%	(13)%	- %

- Lower volumes on Vessarya™ rework due to formulation issue and normalized start to season in Brazil primarily in herbicides
- Currency impact from Brazilian Real partially offset by pricing

Asia Pacific

Reported ⬆ 2% Organic(1) ⬆ 8%

	1H 2019	1H 2020
Net Sales ($MM)	$515	$524

Volume	Price	Currency	Portfolio
8%	- %	(4)%	(2)%

- Volume growth due to continued strong demand for insecticides, including spinosyns
- Ramp-up of new technology, including Rinskor™ herbicide and Pyraxalt™ insecticide

(1) Organic sales growth is a non-GAAP measure. See slide 3 for further discussion.
(2) North America is defined as U.S. and Canada.
(3) EMEA Is defined as Europe, Middle East and Africa.

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1H 2020 Regional Net Sales Highlights – Seed

Global Net Sales



$6.0B
$5.7B
1H'19
1H'20

Reported
6%

Organic(1)
8%

Volume	Price	Currency	Portfolio
6%	2%	(2)%	- %

North America(2)

Reported 5% | Organic(1) 5%

	1H 2019	1H 2020
Net Sales ($MM)	$4,012	$4,193

Volume	Price	Currency	Portfolio
4%	1%	- %	- %

- Higher soybean and corn seed volume on recovery of planted area
- New products, including Qrome®, proprietary seed treatment, and strong pricing discipline

EMEA(3)

Reported 6% | Organic(1) 11%

	1H 2019	1H 2020
Net Sales ($MM)	$1,078	$1,145

Volume	Price	Currency	Portfolio
7%	4%	(5)%	- %

- Volume growth on record corn sales driven by route-to-market in Eastern Europe
- Improved pricing from route-to-market changes offset by currency

Latin America

Reported 16% | Organic(1) 29%

	1H 2019	1H 2020
Net Sales ($MM)	$365	$422

Volume	Price	Currency	Portfolio
20%	9%	(13)%	- %

- Share gains in Brazil Safrinha and Summer seasons driving volume growth
- Unfavorable currency impact from Brazilian Real partially offset by pricing on improved mix

Asia Pacific

Reported 10% | Organic(1) 17%

	1H 2019	1H 2020
Net Sales ($MM)	$211	$233

Volume	Price	Currency	Portfolio
9%	8%	(7)%	- %

- Volume gains due to corn acreage growth in South Asia
- Early monsoon season in India driving volume and price growth in rice

(1) Organic sales growth is a non-GAAP measure. See slide 3 for further discussion.
(2) North America is defined as U.S. and Canada.
(3) EMEA Is defined as Europe, Middle East and Africa.

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Segment Performance Highlights – Crop Protection

2Q 2020

($ in millions)	2Q 2020	vPY
Operating EBITDA	$309	(31)%
Operating EBITDA Margin	18.7%	(550)bps

Operating EBITDA Bridge ($ in millions)



$450
$309
2Q'19
Portfolio
Currency
Volume
Price
Production Costs(2)
Non-Production Costs(3)
Other
2Q'20

1H 2020

($ in millions)	1H 2020	vPY
Operating EBITDA	$547	(18)%
Operating EBITDA Margin	17.3%	(310)bps

Operating EBITDA Bridge ($ in millions)



$670
$547
1H'19(1)
Portfolio
Currency
Volume
Price
Production Costs(2)
Non-Production Costs(3)
Other
1H'20

2Q/1H Key Drivers

- ↑ **New products drove growth in Europe and Asia**
- ↓ **Lower herbicide volumes in North America and Latin America**
- ↑ **Pricing offset 50% of the currency impact**

New product gains more than offset by currency and herbicide volume declines

(1) First half 2019 is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X..
(2) Production costs are net of synergies realized in the period.
(3) Non-Production Costs includes costs such as selling, leveraged function costs and product development, net of synergies realized in the period.

CORTEVA agriscience

20

Segment Performance Highlights – Seed

2Q 2020

($ in millions)	2Q 2020	vPY
Operating EBITDA	$956	(8)%
Operating EBITDA Margin	27%	(100)bps

Operating EBITDA Bridge ($ in millions)



$1,036
$956
2Q'19
Portfolio
Currency
Volume
Price
Production Costs(2)
Non-Production Costs(3)
Other
2Q'20

1H 2020

($ in millions)	1H 2020	vPY
Operating EBITDA	$1,537	+13%
Operating EBITDA Margin	25.6%	+160bps

Operating EBITDA Bridge ($ in millions)



$1,361
$1,537
1H'19(1)
Portfolio
Currency
Volume
Price
Production Costs(2)
Non-Production Costs(3)
Other
1H'20

2Q/1H Key Drivers

- Global improvement in seed pricing
- North America market rebound
- Synergies and productivity

Focused execution delivered accretive price and volume gains

(1) First half 2019 is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X..
(2) Production costs are net of synergies realized in the period.
(3) Non-Production Costs includes costs such as selling, leveraged function costs and product development, net of synergies realized in the period.

CORTEVA agriscience

21

2Q 2020 Operating EPS[(1)] Variance



Operating EPS(1) Bridge ($)
$1.42
($0.07)
($0.12)
$0.03
$(0.08)
$0.04
$0.02
$0.02
$1.26
1
2
3
4
5
6
Q2'19
Currency
Volume/Price
Production Costs(2)
Non-Production Costs(3)
Change in Base Tax Rate(1)
EGL(4)
Other/Portfolio
Q2'20

Currency 1
- Currency headwinds predominately from Brazilian Real

Volume/Price 2
- Declines driven by early seed deliveries in North America and a normalized start to the crop protection season in Latin America

Production Costs[(2)] 3
- Continued realization of merger-related synergies
- On-going productivity actions

Non-Production Costs[(3)] 4
- Higher selling costs

Change in Base Tax Rate[(1)] 5
- Q2'20 Base Income Tax Rate: 14.5%
- Q2'19 Base Income Tax Rate: 17.4%

EGL[(4)] 6
- After-tax exchange gains on balance sheet hedging program

Synergies and productivity were offset by volume declines and unfavorable currency impacts

1) Operating earnings per share and base tax rate are non-GAAP measures. See slide 3 for further discussion. GAAP EPS for the second quarter 2019 and 2020 was $0.63 and $1.01, respectively
2) Production costs are net of synergies realized in the period.
3) Non-Production Costs includes costs such as selling, leveraged function costs and product development, net of synergies realized in the period.
4) EGL is defined as Exchange Gain / (Loss)

CORTEVA agriscience

22

1H 2020 Regional Net Sales Highlights

Net Sales

North America(1)



$5.18B
$5.33B
Reported
3%
Organic(2)
3%
1H'19
1H'20

Volume	Price	Currency	Portfolio
3%	- %	- %	- %

Europe, Middle East, Africa



$2.03B
$2.11B
Reported
4%
Organic (2)
8%
1H'19
1H'20

Volume	Price	Currency	Portfolio
6%	2%	(4)%	- %

Latin America



$1.02B
$0.95B
Reported
7%
Organic (2)
7%
1H'19
1H'20

Volume	Price	Currency	Portfolio
- %	7%	(14)%	- %

Asia Pacific



$0.73B
$0.76B
Reported
4%
Organic (2)
10%
1H'19
1H'20

Volume	Price	Currency	Portfolio
8%	2%	(5)%	(1)%

Regional Highlights

Seed growth

- Favorable pricing in corn and soybeans on improved mix led by Qrome® corn seed
- Recovery in corn and soybean planted area with strong early start
- Competitive pressures in herbicides pressured Crop Protection volume and price

Above market growth

- New route to market in Russia and Ukraine drove volume and price growth in Seed
- Strong demand for new products such as Arylex™ herbicide
- Headwinds as a result of impact from phase out of regulatory challenged products suppressing growth

Currency volatility

- Share gains in Brazil safrinha and summer seasons driving seed volume growth
- Pricing improvement from seed technology mix offset by unfavorable currency impact from Brazilian Real
- Prior year seasonal shift from 3Q'19 to 2Q'19 impacting 1H'19 sales by $80 million coupled with higher product returns

New product demand

- Double digit organic growth on volume and price improvements
- Strong demand for corn in South Asia and rice in Philippines
- Insecticide growth led by Spinosyns and Pyraxalt™

1) North America is defined as U.S. and Canada.
2) Organic sales growth is a non-GAAP measure. See slide 3 for further discussion.

CORTEVA agriscience

23

Update on 2020 Key Inputs

Factor	Updated FY20 Guidance	1H 2020 Trend	2H 2020
Currency	▪ Expecting $400 million headwind to Operating EBITDA ▪ Partially offset by pricing	▪ Operating EBITDA impacted negatively by currency devaluation ▪ $110 million headwind in the half ▪ Partially offset by pricing	▪ Expect ~$300 million headwind, primarily related to BRL ▪ Expecting ~$100 million in Crop Protection pricing for currency
North America Market Rebound	▪ 10 million acre recovery driving volume (segment split - 65% Seed/ 35% Crop Protection) ▪ Replant tailwind on soybean pricing	▪ 10 million acre recovery with 20% attributable to corn ▪ No benefit from reversal of corn seed replant due to wet conditions in the Eastern Corn Belt driving corn replant similar to last year	▪ Replant tailwind in soybeans anticipated in 3Q 2020, partially offset by lower soybean deliveries in 3Q compared to prior year
Global Corn Seed Price[1]	▪ Expecting greater than $150 million over prior year	▪ Up 2% globally year-over-year	▪ Expecting more than $75 million improvement over prior year
U.S. Soybean Seed Price[1]	▪ Up low single digits based on first half results	▪ Up 1% in the U.S. year-over-year ▪ Disciplined, selective approach	▪ No soybean deliveries expected in 4Q 2020
New Crop Protection Products	▪ Expecting Net sales increase year-over-year of $250 million; $100 million in Operating EBITDA	▪ Delivered ~$100 million in net sales increase in the half, ex-currency[3]; ~$30 million in Operating EBITDA	▪ Expect ~$150 million in net sales increase in the second half, ex-currency[3]; ~$70 million in Operating EBITDA
Cost of Goods Sold	▪ Expecting merger cost synergies and productivity ~$230 million ▪ COGS headwinds on higher input costs in seed due to lower yields and higher soybean royalty costs	▪ Delivered approx. $130 million in synergies/productivity ▪ Seed COGS increased in the half due to impact of unfavorable yields ▪ Catalyst materials cost increase	▪ Expect ~$100 million in merger-related cost synergies and productivity ▪ ~$50 million in COGS headwinds in 2H, more than offset by synergies and productivity
SG&A and R&D	▪ Expecting ~$50 million increase on higher spend related to commissions, ERP, product launch costs and R&D investments	▪ Reported SG&A and R&D costs increased ~$30 million, on higher commissions and selling costs, partially offset by spending actions and currency	▪ Expect ~$20 million on higher R&D and selling costs ▪ Driving spending reduction actions

(1) Based on 2020 season.
(2) Predominately relates to Latin America season
(3) Organic sales growth is a non-GAAP measure. See slide 3 for further discussion.

CORTEVA agriscience

24

FY20 Modeling Guidance - Operating Earnings Per Share[1]

($ in millions, except where noted)	Guidance	Commentary
Depreciation	(480 – 490)	
Interest Income	30 – 40	
Interest Expense	(55 – 65)	Primarily represents cost of short-term borrowings to fund working capital
Base Tax Rate[1]	18% - 20%	
Exchange Losses – net, after tax	(105 – 115)	2H forecast represents cost of balance sheet hedging program, net of tax
Net Income – Non-controlling interest	(20 – 25)	
Diluted Shares	~752	
Operating Earnings Per Share[1]	**~$1.25 – $1.45**	(6)% vPY using the midpoint

(1) Base tax rate and operating earnings per share are non-GAAP measures. Corteva does not provide a reconciliation of forward-looking non-GAAP measures. See slide 3 for further discussion.

CORTEVA agriscience

25

Corteva Non-GAAP Calculation of Corteva Operating EBITDA Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 In millions As Reported As Reported As Reported Pro Forma Income from continuing operations, net of tax (GAAP) $ 766 $ 483 $ 1,047 $ 595 Provision for income taxes on continuing operations 78 270 205 250 Income from continuing operations before income taxes $ 844 $ 753 $ 1,252 $ 845 + Depreciation and Amortization 300 227 583 485 - Interest income (9) (17) (27) (33) + Interest expense 14 34 24 48 + / - Exchange (gains) losses, net (1) 32 60 59 + / - Non-operating benefits, net (91) (32) (164) (74) + Significant items charge 179 455 302 640 1 Corteva Operating EBITDA (Non-GAAP) $ 1,236 $ 1,452 $ 2,030 $ 1,970 1. Corteva Operating EBITDA is defined as earnings (i.e., income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating benefits (costs) - net and foreign exchange gains (losses), excluding the impact of significant items. Non-operating benefits (costs) - net consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with Historical DuPont businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Corteva
Segment Information

Net sales by segment

In millions	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
Seed	$ 3,538	$ 3,699	$ 5,993	$ 5,666
Crop Protection	1,653	1,857	3,154	3,286
Total net sales	$ 5,191	$ 5,556	$ 9,147	$ 8,952

Corteva Operating EBITDA

In millions	Three Months Ended June 30, 2020 *As Reported*	Three Months Ended June 30, 2019 *As Reported*	Six Months Ended June 30, 2020 *As Reported*	Six Months Ended June 30, 2019 *Pro Forma*
Seed	$ 956	$ 1,036	$ 1,537	$ 1,361
Crop Protection	309	450	547	670
Corporate	(29)	(34)	(54)	(61)
Corteva Operating EBITDA (Non-GAAP) [1]	$ 1,236	$ 1,452	$ 2,030	$ 1,970

1. Corteva Operating EBITDA is defined as earnings (i.e., income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating benefits (costs) - net and foreign exchange gains (losses), excluding the impact of significant items. Non-operating benefits (costs) - net consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with Historical DuPont businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Operating EBITDA margin

	Three Months Ended June 30, 2020 *As Reported*	Three Months Ended June 30, 2019 *As Reported*	Six Months Ended June 30, 2020 *As Reported*	Six Months Ended June 30, 2019 *Pro Forma*
Seed	27.0%	28.0%	25.6%	24.0%
Crop Protection	18.7%	24.2%	17.3%	20.4%
Total Operating EBITDA margin (Non-GAAP) [2,3]	23.8%	26.1%	22.2%	22.0%

2. Operating EBITDA margin is Operating EBITDA as a percentage of net sales.

3. Operating EBITDA margin %'s for Corporate are not presented separately above as they are not meaningful; however, the results are included in the Total margin %'s above.

CORTEVA agriscience

Corteva significant items (Pretax) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 In millions As Reported As Reported As Reported Pro Forma Seed Loss on divestiture - - - (24) Restructuring and asset-related charges - net (135) (49) (145) (76) Amortization of inventory step up - (52) - (52) Total Seed (135) (101) (145) (152) Crop Protection Loss on divestiture - - (53) - Restructuring and asset-related charges - net (40) (2) (58) (25) Total Crop Protection (40) (2) (111) (25) Corporate Integration and separation costs - (330) - (430) Loss on early extinguishment of debt - (13) - (13) Restructuring and asset-related charges - net (4) (9) (46) (20) Total Corporate (4) (352) (46) (463) Total significant items by segment (Pretax) (179) (455) (302) (640) Total tax impact of significant items 36 (80) 59 12 Tax only significant items 29 - 10 - Total significant items charge, net of tax 1 $ (114) $ (535) $ (233) $ (628) 1. Refer to page A-9 of the Financial Statement Schedules for further information on significant items, including tax only items.

Corteva
Segment Information - Price, Volume Currency Analysis

Region

	Q2 2020 vs. Q2 2019				Percent Change Due To:			
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)	%	$ (millions)	%				
North America[1]	$ (219)	-6%	$ (201)	-5%	0%	-5%	-1%	0%
EMEA[1]	(24)	-4%	19	3%	3%	0%	-7%	0%
Latin America	(138)	-21%	(44)	-7%	4%	-11%	-14%	0%
Asia Pacific	16	4%	46	10%	2%	8%	-5%	-1%
Rest of World	(146)	-8%	21	1%	3%	-2%	-9%	0%
Total	$ (365)	-7%	$ (180)	-3%	1%	-4%	-3%	-1%

Seed

	Q2 2020 vs. Q2 2019				Percent Change Due To:			
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)	%	$ (millions)	%				
North America[1]	$ (196)	-6%	$ (185)	-6%	0%	-6%	0%	0%
EMEA[1]	(10)	-4%	14	5%	5%	0%	-9%	0%
Latin America	19	10%	51	27%	2%	25%	-17%	0%
Asia Pacific	26	19%	37	27%	9%	18%	-8%	0%
Rest of World	35	6%	102	17%	5%	12%	-11%	0%
Total	$ (161)	-4%	$ (83)	-2%	1%	-3%	-2%	0%

Crop Protection

	Q2 2020 vs. Q2 2019				Percent Change Due To:			
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)	%	$ (millions)	%				
North America[1]	$ (23)	-3%	$ (16)	-2%	1%	-3%	0%	-1%
EMEA[1]	(14)	-4%	5	1%	1%	0%	-4%	-1%
Latin America	(157)	-34%	(95)	-20%	5%	-25%	-14%	0%
Asia Pacific	(10)	-3%	9	3%	-1%	4%	-5%	-1%
Rest of World	(181)	-16%	(81)	-7%	2%	-9%	-8%	-1%
Total	$ (204)	-11%	$ (97)	-5%	2%	-7%	-5%	-1%

CORTEVA agriscience

Corteva
Segment Information - Price, Volume Currency Analysis

Region

	Six Months Ended June 30, 2020 vs. Six Months Ended June 30, 2019				Percent Change Due To:			
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)	%	$ (millions)	%				
North America[1]	$ 154	3%	$ 179	3%	0%	3%	0%	0%
EMEA[1]	79	4%	173	8%	2%	6%	-4%	0%
Latin America	(69)	-7%	66	7%	7%	0%	-14%	0%
Asia Pacific	31	4%	75	10%	2%	8%	-5%	-1%
Rest of World	41	1%	314	8%	3%	5%	-7%	0%
Total	$ 195	2%	$ 493	5%	1%	4%	-3%	0%

Seed

	Six Months Ended June 30, 2020 vs. Six Months Ended June 30, 2019				Percent Change Due To:			
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)	%	$ (millions)	%				
North America[1]	$ 181	5%	$ 190	5%	1%	4%	0%	0%
EMEA[1]	67	6%	119	11%	4%	7%	-5%	0%
Latin America	57	16%	105	29%	9%	20%	-13%	0%
Asia Pacific	22	10%	36	17%	8%	9%	-7%	0%
Rest of World	146	9%	260	16%	6%	10%	-7%	0%
Total	$ 327	6%	$ 450	8%	2%	6%	-2%	0%

Crop Protection

	Six Months Ended June 30, 2020 vs. Six Months Ended June 30, 2019				Percent Change Due To:			
	Net Sales Change (GAAP)		Organic Change (Non-GAAP)[2]		Local Price & Product Mix	Volume	Currency	Portfolio / Other
	$ (millions)	%	$ (millions)	%				
North America[1]	$ (27)	-2%	$ (11)	-1%	-1%	0%	0%	-1%
EMEA[1]	12	1%	54	6%	1%	5%	-4%	-1%
Latin America	(126)	-19%	(39)	-6%	5%	-11%	-13%	0%
Asia Pacific	9	2%	39	8%	0%	8%	-4%	-2%
Rest of World	(105)	-5%	54	3%	2%	1%	-7%	-1%
Total	$ (132)	-4%	$ 43	1%	1%	0%	-4%	-1%

1. North America is defined as U.S. and Canada. EMEA is defined as Europe, Middle East and Africa.
2. Organic sales is defined as price and volume and excludes currency and portfolio impacts.

CORTEVA agriscience

Corteva
Non-GAAP Calculation of Corteva Operating EPS

	Three Months Ended June 30,			
	2020	2019	2020	2019
	$ (millions)	$ (millions)	EPS (diluted)	EPS (diluted)
	As Reported	*As Reported*	*As Reported*	*As Reported*
Net income from continuing operations attributable to Corteva (GAAP)	$ 760	$ 470	$ 1.01	$ 0.63
Less: Non-operating benefits - net, after tax[2]	67	30	0.09	0.04
Less: Amortization of intangibles (existing as of Separation), after tax	(137)	(89)	(0.19)	(0.12)
Less: Significant items charge, after tax	(114)	(535)	(0.15)	(0.71)
Operating Earnings (Non-GAAP) [1]	$ 944	$ 1,064	$ 1.26	$ 1.42

	Six Months Ended June 30,			
	2020	2019	2020	2019
	$ (millions)	$ (millions)	EPS (diluted)	EPS (diluted)
	As Reported	*Pro Forma*	*As Reported*	*Pro Forma*
Net income from continuing operations attributable to Corteva (GAAP)	$ 1,031	$ 574	$ 1.37	$ 0.77
Less: Non-operating benefits - net, after tax[2]	124	61	0.16	0.08
Less: Amortization of intangibles (existing as of Separation), after tax	(251)	(170)	(0.33)	(0.22)
Less: Significant items charge, after tax	(233)	(628)	(0.31)	(0.84)
Operating Earnings (Non-GAAP) [1]	$ 1,391	$ 1,311	$ 1.85	$ 1.75

1. Operating earnings is defined as net income from continuing operations attributable to Corteva excluding the after-tax impact of significant items, non-operating benefits - net, and amortization of intangible assets (existing as of Separation). Although amortization of intangible assets (existing as of Separation) is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets.

2. Non-operating benefits - net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indeminfication adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

CORTEVA agriscience

Corteva Non-GAAP Calculation of Corteva Base Tax Rate Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 As Reported As Reported As Reported Pro Forma Income from continuing operations before income taxes (GAAP) $ 844 $ 753 $ 1,252 $ 845 Add: Significant items - charge 179 455 302 640 Non-operating benefits - net (91) (32) (164) (74) Amortization of intangibles (existing as of Separation) 176 113 339 214 2 Less: Exchange gains (losses), net 1 (32) (60) (59) Income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange gains (losses), net (Non- GAAP) $ 1,107 $ 1,321 $ 1,789 $ 1,684 Provision for income taxes on continuing operations (GAAP) $ 78 $ 270 $ 205 $ 250 Add: Tax benefits (expenses) on significant items charge 65 (80) 69 12 Tax expenses on non-operating benefits - net (24) (2) (40) (13) Tax benefits on amortization of intangibles (existing as of Separation) 39 24 88 44 Tax benefits (expenses) on exchange gains (losses), net 2 18 (15) 12 Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange gains (losses), net (Non- GAAP) $ 160 $ 230 $ 307 $ 305 Effective income tax rate (GAAP) 9.2% 35.9% 16.4% 29.6% Significant items, non-operating benefits, and amortization of intangibles (existing as of Separation) effect 5.1% -19.4% 2.2% -11.6% Tax rate from continuing operations before significant items, non-operating benefits - net, and amortization of intangibles (existing as of Separation) 14.3% 16.5% 18.6% 18.0% Exchange gains (losses), net effect 0.2% 0.9% -1.4% 0.1% Base income tax rate from continuing operations (Non-GAAP)1 14.5% 17.4% 17.2% 18.1% 1. Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), and non-operating benefits - net. 2. Refer to page A-14 of the Financial Statement Schedules for further information on exchange gains (losses).